Exhibit 10.2

REINSTATEMENT AND AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

THIS REINSTATEMENT AND AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of February 6, 2023, by and among The Greenrose Holding Company Inc., a Delaware corporation (the “Borrower”), Theraplant, LLC, a Connecticut limited liability company (“Theraplant”), True Harvest Holdings, Inc., a Delaware corporation (“True Harvest Holdings”, and together with Theraplant, the “Guarantors”; the Guarantors together with the Borrower, the “Credit Parties”), the Lenders under and as defined in the Credit Agreement party hereto (the “Credit Agreement Lenders”) and who constitute all such Lenders as of the date hereof, the Note Lenders under and as defined in the Secured Promissory Note party hereto (the “Note Lenders”, and together with the Credit Agreement Lenders, the “Lenders”) and who constitute all such Note Lenders as of the date hereof, and DXR Finance LLC, in its capacity as Agent for the Credit Agreement Lenders (in such capacity, the “Credit Agreement Agent”) and Agent for the Note Lenders (in such capacity, the “Note Agent”, and together with the Credit Agreement Agent, the “Agent”), which amends that certain Forbearance Agreement, dated as of November 10, 2022 (the “Existing Forbearance Agreement” and, the Existing Forbearance Agreement as amended by this Amendment, the “Forbearance Agreement”), by and among, the Credit Parties, the Lenders and the Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Forbearance Agreement.

W I T N E S S E T H:

WHEREAS, on January 31, 2023 the Agent delivered notice to the Credit Parties that a Forbearance Termination Event of Default has occurred under the Existing Forbearance Agreement in connection with the occurrence of an Event of Default under Section 8.01(o) of the Credit Agreement relating to a Change of Control (as defined in the Credit Agreement) that (i) occurred after November 10, 2022, (ii) was not a Specified Default (as defined in the Existing Forbearance Agreement) and (iii) had a material adverse effect on the operations and business of the Credit Parties (taken as a whole) (the “New Event of Default”);

WHEREAS, on February 1, 2023 the Agent delivered notice to the Credit Parties that the Specified Defaults had occurred and were continuing;

WHEREAS, on January 31, 2023, as a result of the occurrence of, and continuance of, the New Event of Default (as well as the Specified Defaults), the Agent, acting at the direction of all Lenders, exercised its irrevocable proxy to vote the Pledged Interests (as defined in the Security Agreement) (the “Guarantors Equity Interests”) contained in Section 15 of the Security Agreement (the “Voting Proxies”) and became the Borrower’s true and lawful attorney-in fact with respect to the Guarantors Equity Interests and removed Timothy Bossidy and Bernard Wang as managers and directors, as applicable, of the Guarantors and appointed Thomas Lynch, John Falcon and Jarom Fawson as managers and directors, as applicable, of the Guarantors (the “Board Replacement”); and

WHEREAS, the Parties wish to, among other things, reinstate and amend the Existing Forbearance Agreement as more specifically set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Reinstatement of Forbearance Agreement.

(a) As of the date hereof, the Agent acknowledges and agrees that (i) the New Event of Default no longer constitutes a Forbearance Termination Event of Default, and the forbearance specified in Section 2.02 of the Forbearance Agreement is hereby automatically fully reinstated as of the date hereof as set forth in the Forbearance Agreement, as amended pursuant to the express terms of this Amendment, and (ii) the execution by the Agent of this Amendment constitutes (and shall be deemed to constitute) written notice thereof to the Borrower pursuant to the definition of “Forbearance Termination Event of Default” under Section 1.01 of the Existing Forbearance Agreement.

(b) The Credit Parties, the Lenders and the Agent acknowledge and agree that (i) the entry into this Amendment shall not invalidate or otherwise affect the Board Replacement and (ii) during the Forbearance Period, the Agent is and shall remain the Borrower’s lawful attorney-in-fact with respect to the Guarantors Equity Interests, and shall exclusively retain the right to exercise the Voting Proxies (subject to the limitations on voting such Voting Proxies and forbearance with respect to such rights, in each case, as set forth in the Section 2.02).

SECTION 2. Amendments to Existing Forbearance Agreement. Effective as of the date hereof:

(a) The preamble of the Existing Forbearance Agreement is hereby amended and restated in its entirety to read as follows

“This FORBEARANCE AGREEMENT (this “Agreement”) dated as of November 10, 2022, by and among The Greenrose Holding Company Inc. (the “Borrower”), Theraplant, LLC (“Theraplant”) and True Harvest Holdings, Inc. (“True Harvest” and together with Theraplant, the “Guarantors” and together with the Borrower, the “Credit Parties”), the Lenders under and as defined in the Credit Agreement (as defined below) party hereto (the “Credit Agreement Lenders”), the Note Lenders under and as defined in the Secured Promissory Note (as defined below) party hereto (the “Note Lenders”, and together with the Credit Agreement Lenders, the “Lenders”) and DXR Finance, LLC, in its capacity as Agent for the Credit Agreement Lenders (in such capacity, the “Credit Agreement Agent”) and Agent for the Note Lenders (in such capacity, the “Note Agent”, and together as Credit Agreement Agent, the “Agent”).”

(b) The third “Whereas” clause of the Existing Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, as of the date hereof the following Events of Default under and as defined in the Credit Agreement and/or the Secured Promissory Note, as applicable, have (x) occurred and are continuing, (y) are expected to occur during the Forbearance Period or (z), in the case of the following clause(s), may have occurred and be continuing (collectively, the “Original Specified Defaults”; the Original Specified Defaults together with the Amendment No. 1 Specified Default, the “Specified Defaults”):”.

(c) Section 1.01 of the Existing Forbearance Agreement is hereby amended by adding the following definitions thereto in their appropriate alphabetical order:

“Amendment No. 1 Specified Default” has the meaning assigned to the term “New Event of Default” in Amendment No. 1 to Forbearance Agreement.

“Amendment No. 1 to Forbearance Agreement” means that certain Reinstatement and Amendment No. 1 to Forbearance Agreement, dated as of February 6, 2023, by and among the Credit Parties, the Lenders and the Agent.

“Amendment No. 1 to Forbearance Agreement Effective Date” has the meaning assigned to such term in Amendment No. 1 to Forbearance Agreement.

“Guarantors Equity Interests” has the meaning assigned to such term in Amendment No. 1 to Forbearance Agreement.

“Holdings Board Change” has the meaning assigned to such term in the Transaction Support Agreement.

“TH Board Change” has the meaning assigned to such term in the Transaction Support Agreement.

“Voting Proxies” has the meaning assigned to such term in Amendment No. 1 to Forbearance Agreement.”

(d) The definition of “Forbearance Termination Event of Default” set forth in Section 1.01 of the Existing Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

““Forbearance Termination Event of Default” means (a) an Event of Default (as defined in the Credit Agreement) that (i) is not a Specified Default, (ii) occurs on or after the date hereof and (iii) for which the underlying direct event or occurrence that was a breach of the applicable Loan Document would reasonably be expected to have a material adverse effect (without regard to the rights and remedies of the Agent and the Lenders under the Loan Documents as a result of such breach) on (x) the business, operations or financial condition of the Credit Parties (taken as a whole) or (y) the security interest of the Lenders in the Collateral; provided, that, if the Agent (or its counsel) delivers written notice (including via e-mail) to the Borrower (or its counsel) that an Event of Default that otherwise would satisfy the conditions to be a Forbearance Termination Event of Default shall not constitute a Forbearance Termination Event of Default, such Event of Default shall not be considered a Forbearance Termination Event of Default for all purposes of this Agreement (and, for the avoidance of doubt, if such notice is delivered after the occurrence of such Event of Default, the Forbearance Termination Date shall automatically be deemed to not have occurred and the forbearance specified in Section 2.02 shall automatically be reinstated); provided, further, that if an Event of Default that otherwise would satisfy the conditions to be a Forbearance Termination Event of Default occurs after a Holdings Board Change as a result of an action or inaction of the Borrower, then such Event of Default shall not constitute a Forbearance Termination Event of Default with respect to the Guarantors, (b) solely with respect to the Borrower, the occurrence of a Holdings Board Change, or (c) solely with respect to True Harvest and the Borrower, the occurrence of a TH Board Change.”.

(e) Section 2.02 of the Existing Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

“Subject (i) to the satisfaction (or waiver) of the conditions precedent set forth in Section 5 below and (ii) to the continuing effectiveness and enforceability of the Loan Documents in accordance with their terms, the Agent and the Lenders agree to forbear from (x) accelerating the Obligations, (y) accelerating the principal, interest and other payment obligations under the Secured Promissory Note and (z) otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Credit Agreement, the Secured Promissory Note, the other Loan Documents and applicable law, in respect of any Event of Default (including the Specified Defaults) under and as defined in the Credit Agreement and/or the Secured Promissory Note, as applicable, that currently exists or may exist in the future, for the period (the “Forbearance Period”) commencing on the Effective Date and ending automatically and without further action or notice on the Forbearance Termination Date; provided that, (i) during the Forbearance Period, prior to the occurrence of a Holdings Board Change or a TH Board Change, the Agent shall be permitted to vote the Voting Proxies solely to (x) affirm any decision of the manager(s) and/or director(s), as applicable of the Guarantors to the extent any vote or approval of the Borrower is required (other than with respect to the election or appointment of the manager(s) and/or director(s) of the Guarantors) (which approval may not be withheld by the Agent if the action is approved by the manager(s) and/or director(s) of the Guarantors), and (y) appoint Thomas Lynch, John Falcon and Jarom Fawson as manager(s) and/or director(s), as applicable, of the Guarantors; provided that, for the avoidance of doubt, upon the occurrence of a Holdings Board Change or a TH Board Change, the Agent shall be permitted to vote the Voting Proxies in its sole discretion and the limitations set forth in this clause (i) shall not apply, (ii) during the Foreclosure Period, the Lenders and the Agent shall be permitted to exercise any foreclosure rights that are necessary to consummate the foreclosure transactions set forth in the Foreclosure Agreement, (iii) without affect to the forbearance specified in this Section 2.02, (1) each Credit Party shall comply with all limitations, restrictions, covenants and prohibitions that would otherwise be effective or applicable under the Loan Documents, and (2) that nothing in this Section 2.02 shall be construed as a waiver by the Agent or any Lender of any Specified Default, (iv) if a Forbearance Termination Event of Default of the type described in (x) the second proviso of clause (a) to the definition of Forbearance Termination Event of Default occurs, or (y) clause (b) to the definition of Forbearance Termination Event of Default occurs, then the Forbearance Termination Date shall only occur with respect to the Borrower, and shall not be deemed to have occurred with respect to the Guarantors and (v) if a Forbearance Termination Event of Default of the type described in clause (c) of the definition of Forbearance Termination Event of Default occurs, then the Forbearance Termination Date shall only occur with respect to the Borrower and True Harvest, and shall not be deemed to have occurred with respect to Theraplant.”.

(f) Section 9 of the Existing Forbearance Agreement is hereby amended and restated as follows:

“No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of (a) the Credit Parties and (b) the Required Lenders (or Agent acting at the direction of the Required Lenders); provided, that the Required Lenders and any Credit Party (without the written concurrence of any other Credit Party) may amend, modify, terminate or waive any provision of this Agreement solely with respect to such Credit Party.”

(g) A new Section 12 is added to the Existing Forbearance Agreement which shall read in its entirety as follows:

“Section 12. Severability of Credit Parties. In the event that this Agreement or any provision hereof is determined to be legally unenforceable against the Borrower or is otherwise terminated solely with respect to the Borrower, such determination or termination shall not impact the enforceability or effectiveness of this Agreement with respect to the Guarantors or the other parties hereto, and as to the Guarantors and the other parties hereto, this Agreement shall remain in full force and effect.”

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to receipt by Agent of counterparts of this Amendment executed by the Borrower, each Guarantor and the Lenders constituting Required Lenders (the first date this Amendment becomes effective, the “Amendment No. 1 to Forbearance Agreement Effective Date”).

SECTION 4. Miscellaneous. Except as specifically provided above, the Forbearance Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. This Amendment shall constitute a “Loan Document” under the Credit Agreement. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any o the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York, without application of any choice of law provisions that would require the application of the law of another jurisdiction.

SECTION 5. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE FORBEARANCE AGREEMENT OR ANY OF THE TRANSACTION CONTEMPLATED HEREBY AND THEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

THE GREENROSE HOLDING COMPANY, INC.

By:	/s/ Timothy Bossidy
Name:	Timothy Bossidy
Title:	Interim Chief Executive Officer

THERAPLANT, LLC

By:	/s/ Timothy Bossidy
Name:	Timothy Bossidy
Title:	Designated Officer

TRUE HARVEST HOLDINGS, INC.

By:	/s/ Timothy Bossidy
Name:	Timothy Bossidy
Title:	Chief Executive Officer

[Signature Page to Forbearance Agreement Amendment]

DXR Finance, LLC, as Agent

By:	/s/ Jesse Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement Amendment]

LENDERS:

DXR-GL Holdings I, LLC, as a Credit Agreement Lender and a Note Lender

By:	/s/ Jesse Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

DXR-GL Holdings II, LLC, as a Credit Agreement Lender and a Note Lender

By:	/s/ Jesse Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

DXR-GL Holdings III, LLC, as a Credit Agreement Lender and a Note Lender

By:	/s/ Jesse Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

[Signature Page to Forbearance Agreement Amendment]